ASSIGNMENT AND BILL OF SALE

State:	Colorado

Counties:	Montezuma and Dolores

Seller:	Beard Oil Company

5600 N. May Avenue, Suite 320 Oklahoma City, OK 73112

The Beard Company

5600 N. May Avenue, Suite 320 Oklahoma City, OK 73112

Buyer:	Charles R. Wiggins (66.66666667%)

P. O. Box 10862

Midland, Texas 79702

Ken Kamon (33.33333333%)

P. O. Box 10589

Midland, Texas 79702

Effective Date: February 1, 2008

For adequate consideration, the receipt and sufficiency of which is acknowledged, Seller, named above, sells, assigns, and conveys, to Buyer, named above, and Buyer's successors and assigns, thirty-five percent (35%) of all of Seller's rights, title, interests, and properties described in paragraphs 1. through 9. below, and the corresponding rights, estates, powers and privileges appurtenant to those rights, interests, and properties, all collectively referred to in this Assignment as the "Assets." It is expressly understood that Seller is retaining 65% of its rights, title, interests, and properties described in paragraphs 1. through 9.

1.         The rights, title, and interests of Seller, of whatever kind or character in and to the lands specifically described on Exhibit "A" (the "Lands"), even though the interests of Seller and the Lands may be incorrectly described, or a description of an interest is omitted from Exhibit "A"; and, the rights, title, and interests of Seller in, to, under, or derived from all oil, gas, carbon dioxide and mineral leases and leasehold fee or mineral interests and all other interests of whatever character, insofar as the same covers or relates to the Lands described in Exhibit "A" even though an interest may be incorrectly described or omitted from Exhibit "A." It is expressly understood that Seller is hereby conveying 35% of its rights, title, and interests to all depth intervals, from the surface down to and including the basement rock, in lands included within the boundaries of the McElmo Dome (Leadville) Unit, whether or not said lands are described on Exhibit "A." Exhibit "A" is attached to and made a part of this Assignment and Bill of Sale for all purposes.

2.         The rights, title, and interests of Seller in, to, and under oil, gas, carbon dioxide and mineral leases (the "Leases") covering the Lands described in Exhibit "A," including any renewals, extensions, or ratifications, and the oil and gas and carbon dioxide leasehold estates and other interests in the lands described on Exhibit "A."

3.         The rights, title, and interests of Seller in all rights, privileges, benefits, and powers conferred on the holder of the Leases and Lands with respect to the use and occupation of the surface and the subsurface depths under the Lands and Leases.

4.         The rights, title, and interests of Seller in any pooled or unitized acreage or rights included, in whole or in part, within the Lands, including all oil and gas and carbon dioxide production from the pool or unit allocated to such properties (including, without limitation, units formed under orders, rules, regulations, or other official acts of any state or other authority having jurisdiction and so called "working interest units" created under operating agreements or otherwise) and interests in any wells within the unit or pool associated with such properties, whether the unitized or pooled oil and gas and carbon dioxide production comes from wells located within or without the areas covered by the Lands, and all tenements, hereditaments, and appurtenances belonging to the properties.

5.         The rights, title, and interests of Seller in all of the permits, licenses, servitudes, easements, rights of way, orders, gas and carbon dioxide purchase and sale contracts, crude oil purchase and sale contracts or agreements, surface leases, farmin and farmout agreements, acreage contribution agreements, operating agreements, unit agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, and any amendments, which are owned by Seller, in whole or in part, whether or not the same appear of record in the county where the Lands are located, and which are appurtenant to, affect, are used or held for use in connection with either the ownership, operation, production, treatment or marketing of oil and gas and carbon dioxide, or any or all of them, and the sale or disposal of water, hydrocarbons, carbon dioxide or associated substances from the Lands and Leases; it is expressly understood, however, that Buyer is hereby acquiring 100% of Seller's interest in the Trinity Rights, defined and described below.

6.          The rights, title, and interests of Seller in the personal and/or real property located in or on the Lands and Leases or used in their operation, which are owned by Seller or by a third person on behalf of Seller, in whole or in part, including, without limitation, crude oil, condensate, or products (in storage or in pipelines), wells, well equipment, casing, tanks, boilers, buildings, tubing, pumps, motors, valves, fixtures, machinery and other equipment, pipelines, gathering systems, power lines, telephone lines, roads, field processing plants, and all other improvements used in operations. IT IS AGREED THAT THE PERSONAL PROPERTY, AND ANY PERSONAL PROPERTY THAT BECAME CLASSIFIED OTHERWISE BY VIRTUE OF BEING PERMANENTLY ATTACHED TO REAL PROPERTY, IS BEING SOLD AS IS AND WHERE IS, WITHOUT WARRANTY OF MERCHANTABILITY, CONDITION OR FITNESS FOR A PARTICULAR PURPOSE, EITHER EXPRESS OR IMPLIED.

7.          To the extent transferable, the benefit of and the right to enforce the rights, covenants, and warranties, if any, under the terms and conditions of any of the agreements and contracts described in paragraph 5, above, which Seller is entitled to enforce, with respect to the Assets, against Seller's predecessors in title to the Assets and against any other party to such agreements and contracts.

8.          To the extent necessary to allow Buyer to have full use of and access to the Lands, Seller grants such right of ingress and egress, rights of way and easements, and their full and uninterrupted use, across any lands which Seller may own or where Seller may be the lessee under an oil, gas, carbon dioxide and mineral lease(s), over or through which Buyer crosses or has the right to cross for use and access to the Lands described in Exhibit "A." This grant is limited to the rights of Seller to grant such rights of ingress and egress, rights of way, and easements under agreements, deeds, or leases through which Seller claims title.

9.          All other rights and obligations arising under contract or otherwise by law, or by the occurrence of conditions precedents, which may or may not yet have occurred, owned in whole or in part by Seller, which rights and obligations are incidental to the Assets described in paragraphs 1. through 9. above, including the right, if any, to operate the Assets.

10.       This Assignment and Bill of Sale is made subject to all applicable taxes, including, but not limited to, severance taxes, excise taxes and ad valorem taxes (if applicable). Buyer hereby agrees to pay all sales taxes (if applicable) to Seller, and Seller shall remit such sales taxes to the proper taxing authority. All ad valorem, personal, severance and property taxes assessed to the property and interest (including wells) conveyed hereby shall be prorated as of the effective date of this Assignment.

Furthermore, for adequate consideration, the receipt and sufficiency of which is acknowledged, Seller, named above, sells, assigns, and transfers, to Buyer, named above, and Buyer's successors and assigns, one hundred percent (100%) of all of Seller's rights, title, and interests described in the paragraph below and the corresponding rights, estates, powers and privileges appurtenant to those rights, and interests:

All of Seller's rights to sell carbon dioxide to Trinity C02 LLC specified in a certain Proxy Form executed by Seller on May 23, 2007 ("Trinity Rights"), which specified takeable C02 volumes for Seller in approximately the following quantities:

Year	Rate, MCF/D
1	1.651
2	1.651
3	1.173
4	1.477
5	1.173

The assignment of the Trinity Rights is in addition to the assignment of the 35% interest in all of Seller's rights with respect to items 1 through 9 above, but such assignment of the Trinity Rights shall not be deemed (i) to prevent Seller from selling carbon dioxide to Trinity C02 LLC ("Trinity") pursuant to any agreement between Seller and Trinity entered into after the date of this Assignment ("Subsequent Agreement"), (ii) to give Buyer any rights in any Subsequent Agreement, or (iii) grant to Buyer any rights in items 1 through 9 above in excess of the 35% hereby assigned.

TO HAVE AND TO HOLD the Assets unto Buyer and its successors and assigns forever; provided, however, this Assignment is made by Seller and accepted by Buyer subject to the following terms, representations, agreements, and provisions:

1.         Seller represents and agrees that its joint interest account with the operator of wells on the Lands and Leases is current, and that all joint interest billings and severance and ad valorem taxes assessed, due and payable on the Assets have been fully paid for all time periods up to and including Kinder Morgan CO2 Company LP's January, 2008 billing period (Invoice Date: 02/07/2008). Seller acknowledges Buyer has materially relied upon this representation in accepting this Assignment.

2.         From time to time, whether at or after closing, as requested by Buyer, its successors or assigns, Seller will execute and deliver any and all documents and take such other reasonable actions as may be necessary to fully convey and transfer the Assets to Buyer.

3.         Seller shall indemnify and hold Buyer, its directors, officers, employees, and agents harmless from and against any and all liability, liens, demands, judgments, suits, and claims of any kind or character arising out of, in connection with, or resulting from Seller's ownership of the Assets, for all periods prior to the Effective Date. Seller shall remain responsible for all claims relating to the drilling, operating, production, and sale of hydrocarbons from the Assets and the proper accounting and payment to parties for their interests and any retroactive payments, refunds, or penalties to any party or entity, insofar as any claims relate to periods of time prior to the Effective Date. Buyer shall indemnify and hold Seller harmless from and against any and all liability, liens, demands, judgments, suits, and claims of any kind or character arising out of, in connection with, or resulting from Buyer's ownership of the Assets, for periods from and after the Effective Date. Buyer shall be responsible for all claims relating to the drilling, operating, production, and sale of hydrocarbons from the Assets and the proper accounting and payment to parties for their interests, and any retroactive payments, refunds, or penalties to any party or entity as such claims relate to periods from and after the Effective Date.

4.         Seller shall be entitled to all proceeds accruing to the Assets prior to the Effective Date of this Assignment and Bill of Sale and shall be responsible for operating expenses, capital expenditures, all taxes, and other obligations on the Assets prior to the Effective Date. Seller shall retain all carbon dioxide in storage as of the Effective Date. Buyer shall be entitled to all proceeds accruing to the Assets after the Effective Date and shall be responsible for the operating expenses, capital expenditures, all taxes, and other obligations on the Assets after the Effective Date. Within one hundred eighty (180) days after the execution of this Assignment, Seller will furnish Buyer a statement (the "Statement") covering: (a) carbon dioxide in storage credited to Seller after the Effective Date; (b) operating expenses and capital expenditures incurred after the Effective Date and paid by Seller; and, (c) revenues received by Seller from production attributable to the Assets after the Effective Date. If Buyer agrees with the Statement, then payment by Buyer or Seller, as the case may be, based upon the information contained in the Statement shall occur within thirty (30) days after receipt of the Statement by Buyer. In the event carbon dioxide production after the Effective Date attributable to the interest Buyer is acquiring hereby is allocated by the operator of the McElmo Dome (Leadville) Unit to Seller's carbon-dioxide-in-storage account, then Seller will endeavor to have the operator transfer said carbon dioxide in storage to the Buyer. If this is not possible, then Buyer's share of carbon dioxide in storage accumulated after the Effective Date will be valued at $0.90 per MCF on the Statement.

5.         This Assignment and Bill of Sale is made expressly subject to all valid and existing leases, contracts, easements, and other instruments affecting all or any part of the Assets, together with any and all existing overriding royalties and other interests payable out of production from all or any part of the Lands, as shown of record.

Seller hereby warrants and guarantees that the interest assigned herein represents equivalent to or not greater than a .00191 decimal working interest and equivalent to or not less than a .001906 decimal net revenue interest in the McElmo Dome (Leadville) Unit, and is free and clear from all former and other grants, bargains, sales, liens, taxes, assessments, preferential rights, and encumbrances of any kind.

Seller represents that, to its best knowledge, there is no claim, demand, filing, cause of action, administrative proceeding, lawsuit, or other litigation pending that could now or later adversely affect the ownership of the Assets, other than proceedings relating to the industry generally and to which Seller is not a named party.

It is the intention and agreement of Seller and Buyer that the provisions of this Assignment and Bill of Sale shall be severable. Should the whole or any portion of a section or paragraph be judicially held to be void or invalid, such holding shall not affect other portions which can be given effect without the invalid or void portion.

The provisions of this Assignment shall be binding on and inure to the benefit of Buyer and Seller and their respective affiliates, heirs, devisees, legal or personal representatives, successors, and assigns and shall constitute covenants running with the Lands and the Assets.

This Assignment is executed by Seller and Buyer as of the date of the acknowledgments of their signatures below, but is effective as of the Effective Date stated above.

SELLER:

BEARD OIL COMPANY, a Delaware corporation
ATTEST:

By /s/ Hue Green	By /s/ Herb Mee, Jr.
Hue Green, Secretary	Herb Mee, Jr., President

THE BEARD COMPANY, an Oklahoma corporation
ATTEST:

By /s/ Hue Green	By /s/ Herb Mee, Jr.
Hue Green, Secretary	Herb Mee, Jr., President

BUYER:

/s/ Charles R. Wiggins
Charles R. Wiggins (66.66666667%)

/s/ Ken Kamon by Charles R. Wiggins
Ken Kamon (33.33333333%)

STATE OF OKLAHOMA

COUNTY OF OKLAHOMA

BEFORE ME, a notary public in and for said county and state on this the 25th day of March, 2008, personally appeared Herb Mee, Jr., known to me to be the identical person who subscribed his name to the foregoing instrument as President of Beard Oil Company, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my notary seal the day and year first above written.

My Commission Expires:

4-4-2011

/s/ Linda Bentley Keffer

Notary Public, State of Oklahoma

Commission No. 03003325

Printed Name: Linda Bentley Keffer

STATE OF OKLAHOMA

COUNTY OF OKLAHOMA

BEFORE ME, a notary public in and for said county and state on this the 25th day of March, 2008, personally appeared Herb Mee, Jr., known to me to be the identical person who subscribed his name to the foregoing instrument as President of Beard Oil Company, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my notary seal the day and year first above written.

My Commission Expires:

4-4-2011

/s/ Linda Bentley Keffer

Notary Public, State of Oklahoma

Commission No. 03003325

Printed Name: Linda Bentley Keffer

STATE OF TEXAS

COUNTY OF MIDLAND

BEFORE ME, a notary public in and for said county and state on this the ___ day of March, 2008, personally appeared Charles R. Wiggins and Ken Kamon, known to me to be the identical persons who subscribed their names to the foregoing instrument, and acknowledged to me that they executed the same as their free and voluntary act and deed.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my notary seal the day and year first above written.

My Commission Expires:

_____________________

Notary Public, State of Texas

Commission No.__________________

Printed Name:____________________